UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2005

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas		78249
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 2, 2005, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Valero Energy Corporation (the “Company”) approved certain compensation arrangements for each of the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K).  On February 3, 2005, the independent directors of the Board ratified and approved the compensation arrangements payable to the Company’s Chief Executive Officer.  In addition, a new non-employee director was elected to the Board on February 3, 2005, thus allowing the director to participate in the Company’s compensation arrangements for non-employee directors.  These compensation arrangements are described below.

Incentive Bonus.  The Committee (and the independent directors of the Board with respect to the CEO) approved incentive bonus awards for 2004 for each of the Company’s named executive officers pursuant to the terms of the Valero Energy Corporation Annual Bonus Plan (the “Bonus Plan”).  To calculate bonus amounts for 2004, the Committee started with the target percentage of base salary for each executive, and then adjusted the target upward or downward depending on the Company’s level of achievement with respect to certain financial performance goals.  In addition, the Committee could further adjust bonus awards upward or downward by up to 25 percent, based upon such individual factors as the Committee deemed appropriate.  The following three quantitative measures of financial performance were used to determine incentive bonuses for 2004; the performance factors were given equal weight in determining potential adjustments to target percentages of base salary:

•                                          return on investment (“ROI”) of the Company compared with the average ROI for its peer group for the 12-month period ended September 30, 2004;

•                                          earnings per share (“EPS”) of the Company compared to a target EPS approved in advance by the Compensation Committee; and

•                                          total shareholder return (“TSR”) of the Company compared to a target TSR approved in advance by the Committee (TSR measures the growth in the daily average closing price per share of the Company’s Common Stock during the month of November, including the reinvestment of dividends, compared with the daily average closing price of the Company’s Common Stock during the corresponding period in the prior year).

The 2004 incentive bonuses were payable in cash, but participants could elect to use 25 percent of their bonus award to purchase, at fair market value, shares of Common Stock.

Performance Share Awards.  The Committee (and the independent directors of the Board with respect to the CEO) approved awards of performance shares for each of the Company’s named executive officers pursuant to the terms of the Company’s 2001 Executive Stock Incentive Plan (the “2001 ESIP”).  The performance shares are payable in shares of the Company’s common stock, $.01 par value (“Common Stock”).  The performance shares vest annually in one-third increments beginning on the first anniversary of their grant date.  Upon vesting, the performance shares are converted into a number of shares of Common Stock based upon the Company’s total shareholder return during rolling three-year periods that end on December 31 of each year following the date of grant.  At the end of each performance period, the Company’s total shareholder return is compared to its peer group and is ranked by quartile.  Holders of the performance shares then earn 0 percent, 50 percent, 100 percent or 150 percent of that portion of the initial grant that is vesting, depending upon whether the Company’s total shareholder return is in the last, third, second or first quartile, respectively; holders earn 200 percent if the Company is the highest ranking entity in the peer group.

Compensation Arrangements for New Non-Employee Director.  On February 3, 2005, Donald L. Nickles was elected to the Board.  Accordingly, he is eligible to receive equity compensation grants from the Company pursuant to the terms of the Company’s (i) Restricted Stock Plan for Non-Employee Directors (“NED RS Plan”), and (ii) Non-Employee Director Stock Option Plan (“NED SO Plan”).  In addition, he is entitled to the non-employee director fees generally payable to the Company’s non-employee directors.  The foregoing compensation arrangements are further described on pages 6 and 7 of the Company’s proxy statement for the 2004 annual meeting of stockholders (file no. 1-13175, filed March 26, 2004) under the caption “Compensation of Directors,” and that information is hereby incorporated by reference into this Current Report.

Note.  The forms of agreements filed as exhibits to this Current Report – together with the 2001 ESIP, the Bonus Plan, the NED RS Plan, the NED SO Plan and the disclosures stated above – contain the material terms and conditions for participation in the compensation arrangements described in this Item.  In reliance on Instruction 1 to Item 601(b)(10) of Regulation S-K, the Company is not filing each individual’s personal arrangement under the plans.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 3, 2005, Donald L. Nickles was elected to the Board.  Mr. Nickles will serve on the Board’s Finance Committee.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

* 10.01	Valero Energy Corporation 2001 Executive Stock Incentive Plan, as amended and restated effective December 31, 2004.

* 10.02	Form of Performance Award Agreement (for the Chief Executive Officer).

* 10.03	Form of Performance Award Agreement (for the other named executive officers).

10.04	Valero Energy Corporation Annual Bonus Plan - incorporated by reference to Exhibit 10.01 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

10.05	Form of Restricted Stock Agreement for non-employee directors - incorporated by reference to Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

10.06	Form of Stock Option Agreement for non-employee directors - incorporated by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

10.07

Valero Energy Corporation Restricted Stock Plan for Non-Employee Directors - incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (file no. 333-27013), filed May 13, 1997.

* 10.08	Valero Energy Corporation Non-Employee Director Stock Option Plan, as amended and restated effective December 31, 2004.

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: February 3, 2005	By:	/s/ Jay D. Browning
Jay D. Browning
Vice President and Secretary

EXHIBIT INDEX

Number	Exhibit

10.01	Valero Energy Corporation 2001 Executive Stock Incentive Plan, as amended and restated effective December 31, 2004.

10.02	Form of Performance Award Agreement (for the Chief Executive Officer).

10.03	Form of Performance Award Agreement (for the other named executive officers).

10.08	Valero Energy Corporation Non-Employee Director Stock Option Plan, as amended and restated effective December 31, 2004.